EXHIBIT 32.2
November 4, 2014
Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549
CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, PURSUANT TO SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE
I, Christopher T. Grubb, Chief Financial Officer of Greenhill & Co., Inc. (the “Company”), certify that, to the best of my knowledge:

(1)
The report of the Company on Form 10-Q for the quarterly period ending September 30, 2014 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods presented in the Report.

/s/ Christopher T. Grubb
Christopher T. Grubb
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Greenhill & Co., Inc. and will be retained by Greenhill & Co., Inc. and furnished to the Securities and Exchange Commission or its staff upon request.